SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

September 13, 2002

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

(650) 952-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events.

On September 12, 2002, The Gap, Inc. (the “Company”) issued a press release announcing the Company’s response to an unsolicited “mini-tender offer.” A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.    Exhibits.

99.1	Press Release dated September 12, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC. (Registrant)

Date:	September 13, 2002	By:	/s/ HEIDI KUNZ
Heidi Kunz Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 12, 2002